SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                  February 27, 2001

CINTAS CORPORATION

(Exact name of registrant as specified in its charter)

        Washington                                                             0-11399                                                             31-118863 0

(State or other jurisdiction                                             (Commission                                                        (IRS Employer
      of incorporation)                                                     File Number)                                                     Identification No.)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio 45262-5737

        (Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code (513) 459-1200

(Former name or former address, if changed since last report.)
Item 5. Other Events.

             Cintas Corporation issued the attached press release on February 27, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            99.1      Press Release dated February 27, 2001

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: February 28, 2001

By:           /s/ Robert E. Coletti
Robert E. Coletti
Assistant Secretary